UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Terreno Realty Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V86788-P45269 TERRENO REALTY CORPORATION 10500 NE 8TH STREET, SUITE 1910 BELLEVUE, WA 98004 TERRENO REALTY CORPORATION 2026 Annual Meeting Vote by May 4, 2026 11:59 PM ET You invested in TERRENO REALTY CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 5, 2026. Get informed before you vote View the Notice and Proxy Statement and 2025 Annual Report, including Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 5, 2026 8:00 AM, Pacific Time Terreno Realty Corporation 10500 NE 8th Street Suite 1910 Bellevue, WA 98004 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V86789-P45269 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. W. Blake Baird For 1b. Michael A. Coke For 1c. Gary N. Boston For 1d. LeRoy E. Carlson For 1e. Paul J. Donahue, Jr. For 1f. Irene H. Oh For 1g. Constance von Muehlen For 1h. Douglas M. Pasquale For 2. Adoption of a resolution to approve, on a non-binding advisory basis, the compensation of certain executives, as more fully described in the proxy statement. For 3. Ratification of the appointment of Ernst & Young LLP as our independent registered certified public accounting firm for the 2026 fiscal year. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.V86789-P45269